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                                                                    Exhibit 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

      CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
-----                         SECTION 305(b) (2)


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                              94-1347393
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                   57104
(Address of principal executive offices)                    (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                                MERISANT COMPANY(1)
               (Exact name of obligor as specified in its charter)

DELAWARE                                                    52-2218321
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

10 SOUTH RIVERSIDE PLAZA, SUITE 850
CHICAGO, ILLINOIS                                           60606
(Address of principal executive offices)                    (Zip code)

                          -----------------------------
                    9 1/2% SENIOR SUBORDINATED NOTES DUE 2013
                       (Title of the indenture securities)
================================================================================

(1)  See Table 1 for list of additional obligors


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                                     Table 1

                                            JURISDICTION OF    I.R.S. EMPLOYER
EXACT NAME OF ADDITIONAL OBLIGORS              FORMATION       IDENTIFICATION
----------------------------------             ---------       --------------
Merisant Foreign Holdings I, Inc.          Delaware               51-0396579
Merisant US, Inc.                          Delaware               51-0397233

-----------------

Address of each of the obligors listed above is 10 South Riverside Plaza, Chicago, Illinois 60606.




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Item 1.  GENERAL INFORMATION.  Furnish the following information as to the trustee:

                    (a) Name and address of each examining or supervising authority to which it is subject.

                         Comptroller of the Currency
                         Treasury Department
                         Washington, D.C.

                         Federal Deposit Insurance Corporation
                         Washington, D.C.

                         Federal Reserve Bank of San Francisco
                         San Francisco, California 94120

                    (b) Whether it is authorized to exercise corporate trust powers.

                         The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

                    None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  FOREIGN TRUSTEE.  Not applicable.

Item 16. LIST OF EXHIBITS. List below all exhibits filed as a part of this Statement of Eligibility.

         Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

         Exhibit 3.  See Exhibit 2

         Exhibit 4.  Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.  Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.  Not applicable.

         Exhibit 9.  Not applicable.

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     * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.




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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 3rd day of December 2004.






                                       WELLS FARGO BANK, NATIONAL ASSOCIATION


                                       /s/     Jane Y. Schweiger
                                       ------------------------------------
                                       Jane Y. Schweiger
                                       Vice President

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                                    EXHIBIT 6




December 3, 2004



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                      Very truly yours,

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION


                                      /s/     Jane Y. Schweiger
                                      -----------------------------------
                                      Jane Y. Schweiger
                                      Vice President



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                                    Exhibit 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
        at the close of business September 30, 2004, filed in accordance with 12 U.S.C. Section 161 for National Banks.

                                                                                                                  Dollar Amounts
                                                                                                                   In Millions
                                                                                                                  --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                                          $ 13,183
         Interest-bearing balances                                                                                      2,782
Securities:
         Held-to-maturity securities                                                                                        0
         Available-for-sale securities                                                                                 30,191
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                                         5,017
         Securities purchased under agreements to resell                                                                  961
Loans and lease financing receivables:
         Loans and leases held for sale                                                                                33,062
         Loans and leases, net of unearned income                                                   240,775
         LESS: Allowance for loan and lease losses                                                    2,467
         Loans and leases, net of unearned income and allowance                                                       238,308
Trading Assets                                                                                                          5,989
Premises and fixed assets (including capitalized leases)                                                                3,273
Other real estate owned                                                                                                   122
Investments in unconsolidated subsidiaries and associated companies                                                       299
Customers' liability to this bank on acceptances outstanding                                                              112
Intangible assets
         Goodwill                                                                                                       8,558
         Other intangible assets                                                                                        8,485
Other assets                                                                                                           12,631
                                                                                                                   ----------
Total assets                                                                                                         $362,973
                                                                                                                   ==========

LIABILITIES
Deposits:
         In domestic offices                                                                                         $261,252
                  Noninterest-bearing                                                                79,485
                  Interest-bearing                                                                  181,767
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                 18,543
                  Noninterest-bearing                                                                     3
                  Interest-bearing                                                                   18,540
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                                   11,909
         Securities sold under agreements to repurchase                                                                 3,155


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
                                                                                                                  Dollar Amounts
                                                                                                                   In Millions
                                                                                                                  --------------
Trading liabilities                                                                                                     4,285
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)                                     15,091
Bank's liability on acceptances executed and outstanding                                                                  112
Subordinated notes and debentures                                                                                       4,531
Other liabilities                                                                                                      10,005
                                                                                                                   ----------
Total liabilities                                                                                                    $328,883

Minority interest in consolidated subsidiaries                                                                             53

EQUITY CAPITAL
Perpetual preferred stock and related
surplus                                                                                                                     0
Common stock                                                                                                              520
Surplus (exclude all surplus related to preferred stock)                                                               24,512
Retained earnings                                                                                                       8,305
Accumulated other comprehensive income                                                                                    700
Other equity capital components                                                                                             0
                                                                                                                   ----------
Total equity capital                                                                                                   34,037

                                                                                                                   ----------
Total liabilities, minority interest, and equity capital                                                             $362,973
                                                                                                                   ==========

I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.
                                                                James E. Hanson
                                                                Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Dave Hoyt
Howard Atkins                     Directors
Pat Callahan